UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported)     December 4, 2003


                          21st Century Insurance Group
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

               Delaware               0-6964             95-1935264
(STATE OR OTHER JURISDICTION        (COMMISSION        (IRS EMPLOYER
     OF INCORPORATION)              FILE NUMBER)     IDENTIFICATION NO)

         6301 Owensmouth Avenue
       Woodland Hills, California                              91367
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)

    Registrant's telephone number, including area code     (818) 704-3700

                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.  OTHER EVENTS  AND  REQUIRED  FD  DISCLOSURE.

On December 4, 2003, the Registrant issued a press release, attached as Exhibit 99.1, announcing that the reincorporation changing its state of incorporation from California to Delaware became effective on that day.

ITEM 7.  FINANCIAL STATEMENTS,  PRO  FORMA  FINANCIAL INFORMATION AND EXHIBITS

     (a)     Not  applicable.

     (b)     Not  applicable.

     (c)     Exhibits:

             99.1   Press Release of the Registrant issued on December 3, 2003.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended. the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  21ST CENTURY INSURANCE GROUP


Date: December 8, 2003            By:   /s/ Michael J. Cassanego
                                     ---------------------------------
                                        Name:  Michael J. Cassanego
                                        Title: Senior Vice President and General
                                               Counsel



                                  EXHIBIT INDEX

Exhibit No.      Description
-----------      -----------

99.1             Press Release of the Registrant, issued on December 4, 2003.


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